Exhibit 99.2
FINANCIAL  INFORMATION

The  Financial  Statements  of  the  Company filed with this report  were  prepared  by  management  and  commence  on the following  page, together with related Notes. In the opinion of management, the statements fairly present the financial condition of the Company.

Ludvik Capital, Inc
As of March 31, 2009

ASSETS

Cash and Cash Equivalents	$1,159

Investments at Fair Value
Control Investments at cost	11,884,077
Non Control Investments at market	3,988,862

TOTAL ASSETS	$15,874,098

LIABILITIES and STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts Payable	$10,653

TOTAL LIABILITIES	$10,653
STOCKHOLDERS' EQUITY

Common stock, $0.001 par value; 100,000,000 shares
Authorized and 79,478,465 shares issued;
Opening Balance Equity	$9,178,769
Additional paid in capital	$6,684,676

TOTAL STOCKHOLDERS' EQUITY	$15,863,445
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,874,097

Net Asset Value per share	$0.20

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
As  of March 31,  2009
(Unaudited)

STATEMENT OF OPERATIONS

OPERATING INCOME

Fee Income	$47,500
Dividend Income	-
Total Income	$47,500

OPERATING EXPENSES

Administration	$9,585
Incentive Compensation	31,593
Consulting	17,250
Management Fee	78,978
Legal	1,500

Total Expenses	138,906

Operating Profit (Loss)	(91,406)

Tax Benefit(Expense)

Deferred Tax Credit	$(11,526,091)
Current Tax Benefit(Expense)	(91,406)

Total Tax Benefit	$(11,617,497)

The  accompanying  notes  are  an  integral  part  of financial statements.

Ludvik Capital, Inc
Notes  To  Financial  Statements
As of March 31st, 2009

NOTE  1.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

A.  Organization  and  Business  Operations

Ludvik Capital, Inc as the successor company by merger to Patriot Advisors, Inc, and Templar Corporation("the Company") was incorporated in the  State  of Delaware  on  October 20,2006 to serve as a vehicle  to effect the Agreement and Plan of Merger in United States Bankruptcy Court in the District of Maine in Case No.04-20328.

On November 8, 2006, the Company began business operations, and all activity prior to that date relates to the Company's formation and implementation of the Agreement and Plan of merger. On February 7, 2007 the plan was approved by the court.

B.  Basis  of  Presentation

The  accompanying financial  statements  have  been  prepared by the Company  in  accordance  with  generally  accepted  accounting principles in the United  States. Certain information and footnote  disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The  Company  believes  that  the  disclosures  in these financial statements are  adequate  and  not  misleading.

In  the  opinion  of  management, the financial statements contain all adjustments  (consisting  only  of normal recurring adjustments) necessary for a fair presentation of the Company's financial position as of March 31st, 2009 and is not necessarily  indicative  of  the  results  for  any  future  period.

C.  Cash  and  Cash  Equivalents

For  purposes  of the statement of cash flows, the Company considers all  highly liquid  investments  purchased with an original maturity of three months or less to  be  cash  equivalents.

D.  Investments at Fair Value

The Investments at Fair Value consist of the following:

Control Investments at Cost
ACRE/Real Estate	$2,521,705
Avenger Boats	$1,020,794
Family Support Payment Corporation	$676,597
Patriot Advisors Inc	$7,664,981

Total:	$11,884,077

Non Control Investments at Market

Island Residences Club, Inc	$750,000
750,000 common shares @ $1.00

RotateBlack, Inc	$50
100 common shares @ $0.50

FASTA, Inc	$79,500

SS Group Investments LLC Note	$3,159,312

Total:	$3,988,862

The Investments consist of the cost basis for the investments in real estate, ACRE, Avenger Boats, Child Support Payment Corporation and Patriot Growth Fund, LP. The Investments at Fair Value also include the holdings of Patriot Advisors, Inc and Templar Corporation as they specifically relate to loans to Unitech Industries, Inc, holdings in Prepaid Systems Inc and investment in the Patriot Growth Fund.

E.  Income  Taxes

The  Company  accounts for income taxes under the Financial Accounting Standards Board  of  Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement  109"). Under Statement 109, deferred tax assets and liabilities are recognized  for  the future tax consequences attributable to differences between the  financial statement carrying amounts of existing assets and liabilities and their  respective  tax  basis.  Deferred tax assets and liabilities are measured using  enacted  tax  rates  expected  to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement  109, the effect on deferred tax assets and liabilities of a change in tax  rates  is  recognized  in  income in the period that includes the enactment date.

The company has $11,526,091 in tax loss carry forwards consisting of a tax loss carry forward of:

(i)	$8,426,091	on the Cybersentry investment,
(ii)	$2,000,000	on the Prepaid Systems, Inc investment,
(iii)	$600,000	on the Unitech Industries, Inc investment and
(iv)	$500,000	on the Patriot Growth Fund Partnership interest.

NOTE  2.  STOCKHOLDERS'  EQUITY

A.  Preferred  Stock

The  Company  is  not authorized  to  issue  shares of preferred stock.

B.  Common  Stock

The  Company is authorized to issue 100,000,000 shares of common stock at $0.001 par value.

C.  Warrant  and  Options

There  are  no warrants or options outstanding to issue any additional shares of common  stock.

D.  Subsequent  Events

Not applicable

NOTE 3.  Management's  Discussion  and  Analysis - Plan  of Operation.

The  following discussion  should  be  read  in conjunction with the information contained  in  the financial statements of the  Company  and  the  Notes thereto appearing  elsewhere  herein.

Results  of  Operations  -  As of March 31, 2009

The  operations of Ludvik Capital, Inc (“LCI”) will include making investments in public and private companies. LCI will provide long-term equity and debt investment capital to fund growth, acquisitions and recapitalization of small and middle-market companies in a variety of industries primarily located in the U.S.  LCI will make active or passive investments in common and preferred stock and warrants or rights to acquire equity interests; in addition to senior and subordinated loans; or convertible securities. Ludvik Capital will serve as a lead investor for transactions, as well as a co-investor in companies along with other private equity sponsors.

The Company has $1,159 in cash and cash equivalents as of December 31, 2008 and investments of $15,872,939.

STATEMENT  REGARDING  FORWARD-LOOKING  INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company.  When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements.  Such statements may include statements regarding  seeking business opportunities,  payment of operating expenses, and the  like, and are subject to certain risks, uncertainties and assumptions which could  cause actual results to differ materially from projections or estimates contained herein. Factors  which  could cause  actual  results  to  differ materially  include, among  others, unanticipated  delays or  difficulties in location  of a suitable  business acquisition  candidate, unanticipated or unexpected  costs and expenses, competition and changes in market conditions, lack of adequate management  personnel and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

NOTE 4.  Controls  and  Procedures.

The  Company  maintains  a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures  included  in  this  report,  as  well  as  to safeguard assets from unauthorized  use  or  disposition.  As  of  March 31, 2009, the Company's Chief Executive Officer and principal financial officer has evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation,  the Company's Chief Executive Officer and principal financial officer  concluded  that  the  Company's  disclosure controls and procedures are effective. There have  been no significant changes in the Company's internal controls or in other factors  which  could  significantly  affect internal controls subsequent to the date  the  Company  carried  out  its  evaluation.

PART II -- OTHER INFORMATION

Item  1.  Legal  Proceedings.

The company may become involved in legal proceedings in the normal course of business. The Company is unaware of any legal proceedings    against it that would materially affect its operations.

Item  2.  Changes  in  Securities.

Not  applicable.

Item  3.  Defaults  upon  Senior  Securities.

Not  applicable.

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders.

Not  applicable.

Item  5.  Other  Information.

Not  applicable.

Item  6.  Exhibits  and  Reports

None

SIGNATURES

The company caused this financial report to  be  signed  on  its  behalf by the undersigned, thereunto duly authorized.

Ludvik Capital, Inc (Company)

By:	/s/ Frank J Kristan
Name: Frank J. Kristan
Title: President

Dated: May 14, 2009.